Supplemental Financial Statements Information - Schedule of Accounts Payable and Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Utilities	$ 1,818
Professional & subscription fees	2,044	$ 1,377
Property and other taxes	1,161	571
Subcontractor cost	804
Payroll and other payroll costs	781	962
Property and equipment	639
Others	626
Accrued interest	314	248
Deferred offering costs	18	648
Accounts payable and other accrued liabilities current	$ 8,205	$ 3,806